EXHIBIT 10.38

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and between JOHN A. ORWIN (“Executive”) and Affymax, Inc. (the “Company”), effective as of September 23, 2010 (the “Effective Date”).

WHEREAS, the Company retains the services of Executive pursuant to that certain Employment Agreement dated February 19, 2010 (the “Employment Agreement”), and the Company and Executive wish to amend the Employment Agreement as set forth below;

WHEREAS, the Company desires to continue to employ Executive pursuant to the Employment Agreement, as herein amended;

WHEREAS, Executive wishes to continue to be employed by the Company and provide personal services to the Company in return for certain compensation and benefits under the Employment Agreement, as herein amended; and

WHEREAS, Section 11.4 of the Employment Agreement provides that it cannot be modified or amended except in a writing signed by an officer of the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed by and between the parties hereto as follows:

1.             Clause (iv) of Section 5.6(b) of the Employment Agreement is hereby amended by replacing the phrase “one (1) year” with the phrase “thirty-six (36) months.”

2.             In all other respects, the Employment Agreement shall remain unchanged by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates written below.

JOHN A. ORWIN	AFFYMAX, INC.

/s/ John A. Orwin	By:	/s/ Arlene M. Morris

Date: 10/4/10	Its: Chief Executive Officer

Date: 9-23-2010